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                                                                      Exhibit 14


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our reports dated November 21, 2000 for Kemper U.S. Mortgage Fund and December 15, 2000 for Kemper U.S. Government Securities Fund in the Registration Statement (Form N-14) and related Proxy Statement/Prospectus of Kemper U.S. Government Securities Fund filed with the Securities and Exchange Commission under the Securities Act of 1933.


                                       ERNST & YOUNG LLP

Chicago, Illinois
December 21, 2000